UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
1-2198	DTE Electric Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 14, 2015, DTE Energy will post a summary and discussion of the Michigan Public Service Commission’s (MPSC) order in DTE Electric Company's (DTE Electric) rate case to the DTE Energy website at www.dteenergy.com. In the paragraph of the summary under the heading “Future Outlook for DTE Energy”, which paragraph is furnished as part of Exhibit 99.1 hereto, DTE Energy reaffirms its 2015 operating earnings guidance of $4.65-$4.91 per share and its 2016 early outlook operating earnings guidance range of $4.80-$5.05 per share. DTE Electric is a wholly-owned subsidiary of DTE Energy.

In this summary and this filing, DTE Energy discusses 2015 and 2016 operating earnings guidance. It is likely that certain items that impact the DTE Energy's 2015 and 2016 reported results will be excluded from operating results. Reconciliations to the comparable 2015 and 2016 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the paragraph under the heading “Future Outlook for DTE Energy” of Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 8.01. Other Events.

On December 11, 2015, the MPSC issued an order in DTE Electric's rate case No. U-17767. The full text of the order (Case No. U-17767) is available on the MPSC's website (http://efile.mpsc.state.mi.us/efile/). DTE Electric is a wholly-owned subsidiary of DTE Energy.

On December 14, 2015, DTE Energy will post a summary and discussion of the order in the DTE Electric rate case to the DTE Energy website at www.dteenergy.com. The summary is filed as Exhibit 99.1 hereto.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

99.1	Summary of DTE Electric Company Rate Order (Case U-17767).

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the paragraph under the heading “Future Outlook for DTE Energy” of Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing

In accordance with General Instruction B.2 of Form 8-K, the information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 except the paragraph under the heading “Future Outlook for DTE Energy” of Exhibit 99.1 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange

Act of 1934, as amended, and shall be deemed incorporated by reference in DTE Energy’s filings under the Securities Act of 1933, as amended.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's and DTE Electric's 2014 Forms 10-K and 2015 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2015

DTE ENERGY COMPANY (Registrant)

/s/DON M. STANCZAK Don M. Stanczak Vice President

DTE ELECTRIC COMPANY (Registrant)

/s/DON M. STANCZAK Don M. Stanczak Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Summary of DTE Electric Company Rate Order (Case U-17767).